Exhibit 99.1

Hycroft Mining Holding Corp. 8181 East Tufts Ave, Suite 510 Denver, CO 80237 Tel: 303.253.3267

HYCROFT APPOINTS DIANE R. GARRETT, Ph.D. AS PRESIDENT, CEO & DIRECTOR

  DENVER, CO, August 31, 2020 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a gold and silver producer operating the Hycroft mine in the world-class mining region of Northern Nevada, today announced the appointment of Dr. Diane R. Garrett, Ph.D. as the Company’s President & Chief Executive Officer, effective September 8, 2020. Dr. Garrett will also join the Company’s Board of Directors on that same date.

Dr. Garrett has over 20 years of senior executive management experience in the mining industry and an exceptional track record for developing projects and building companies. Dr. Garrett was President, CEO and Director of Romarco Minerals Inc. where she built and led the team that developed the multi-million ounce Haile Gold Mine from discovery through to final feasibility, permitting and construction. Romarco was subsequently acquired by OceanaGold in 2015 and Dr. Garrett was appointed to the Board of OceanaGold and a member of the Steering Committee for the Haile Gold Mine. Dr. Garrett was most recently the President and Chief Executive Officer of Nickel Creek Platinum Corp. (NCP), a mining exploration and development company, since June 2016. Dr. Garrett is also a Director of NovaGold Resources Inc., a gold company listed on the NYSE American and Toronto Stock Exchange. Prior to her time at Romarco, Dr. Garrett held numerous senior positions in public mining companies including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early in her career, Dr. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Dr. Garrett has also served as a director of TriStar Gold, Inc. and Revival Gold Inc. Dr. Garrett received her Ph.D. in Engineering and her Masters in Mineral Economics from the University of Texas at Austin.

David Kirsch, Chairman of the Company’s Board of Directors, said “on behalf of Hycroft and its Directors, I want to welcome Diane to the Company. The board believes that her significant experience in permitting, developing and constructing gold mines, moving a precious-metals mining company from the development stage to the successful producer stage and her experience as a seasoned mining executive, all position her to lead our Company towards its next chapter.”

“I’m excited to join Hycroft Mining. I appreciate the hard work carried out by current management and the Board that brought the Company to this point and I look forward to working with them to continue unlocking the value of this unique and significant mineral endowment,” said Dr. Garrett.

Effective upon Dr. Garrett’s appointment as President & CEO, and Director, on September 8, 2020, Mr. Stephen M. Jones will step down from his position as Interim President and Chief Executive Officer, a role he has held since July 1, 2020.

“I want to sincerely thank Steve for his many years of hard work and dedication to our business. Steve was instrumental in getting our deal done to acquire the Hycroft Mine and has been a leader that our team has relied upon for years,” said Mr. Kirsch.

Mr. Jones stated, “I have greatly enjoyed my many years at Hycroft and the dedicated team that I have worked with. I am proud of all we accomplished together and look forward to seeing the future of Hycroft with Dr. Garrett at the helm.”

About Hycroft Mining Holding Corporation

Hycroft Mining is a US-based, gold and silver producer operating the Hycroft mine located in the world-class mining region of Northern Nevada. The Hycroft mine features one of the largest gold/silver deposits in the world with a low-capital, low-cost process and a 34-year mine life.

Contact:

Tracey Thom	Jeff Stieber
Vice President, Investor Relations	Vice President & Interim
& Corporate Communication	Chief Financial Officer
(303) 524-1948	(303) 335-1043

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in herein or incorporated by reference herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business.

The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “schedule” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements, and include, but are not limited to: industry-related risks including: fluctuations in the price of gold and silver; uncertainties concerning estimates of reserves and mineralized material; uncertainties relating to the a novel coronavirus (“COVID-19”) pandemic; the intense competition within the mining industry and state of Nevada; the inherently hazardous nature of mining activities, including environmental risks; our insurance may not be adequate to cover all risks associated with our business, or cover the replacement costs of our assets; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; cost of compliance with current and future government regulations; uncertainties relating to obtaining or retaining approvals and permits from governmental regulatory authorities; potential challenges to title in our mineral properties; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations and pending legislation regarding climate change; business-related risks including: risks related to our liquidity and going concern considerations; risks related to the heap leaching process at the Hycroft Mine and estimates of production; our ability to achieve our estimated production and sales rates and stay within our estimated operating and production costs and capital expenditure projections; risks related to our limited experience with a largely untested process of oxidizing and heap leaching sulfide ores; the decline of our gold and silver production; risks related to our reliance on one mine with a new process; uncertainties and risks related to our reliance on contractors and consultants; uncertainties related to our ability to replace and expand our ore reserves; the costs related to our land reclamation requirements; availability and cost of equipment, supplies, energy, or commodities; the commercial success of, and risks relating to, our development activities; risks related to slope stability; our ability to raise capital on favorable terms or at all; risks related to our substantial indebtedness, including cross acceleration and our ability to generate sufficient cash to service our indebtedness; uncertainties resulting from the possible incurrence of operating and net losses in the future; risks related to disruption of our business due to the historical chapter 11 proceedings; the loss of key personnel or our failure to attract and retain personnel; risks related to technology systems and security breaches; risks related to current and future legal proceedings; our current intention or future decisions whether or not to use streaming or forward-sale arrangements; risks associated with possible future joint ventures; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; risks related to our Common Stock and warrants, including: volatility in the price of our common stock; risks related to a lack of liquidity in the trading of our common stock; potential declines in the value of our common stock due to substantial future sales of our common stock and/or warrants; dilution of your investment; we do not intend to pay cash dividends; and anti–takeover provisions could make a third party acquisition of us difficult. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on current expectations. Although our management believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will prove correct. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, and “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for more information about these and other risks. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that our forward-looking statements will prove to be accurate as actual results and future events could differ materially from those anticipated in the statements. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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